Exhibit 10.8


                         CAPITAL CONTRIBUTION AGREEMENT

     KNOW ALL PERSONS BY THESE PRESENTS, that Pioneer Financial Industries, Inc., a Nevada corporation ("Transferor"), as an additional capital contribution in consideration of its ownership of 100% of the shares of capital stock of Pioneer Financial Services, Inc., a Missouri corporation ("Transferee"), hereby sells, exchanges, transfers, assigns and conveys unto Transferee, its successors and assigns, all of Transferor's right, title and interest in and to one share of Pioneer Sales Services, GmbH, a German limited liability company, such share representing all ownership interests of Transferor in Pioneer Sales Services, GmbH.

     TO HAVE AND TO HOLD the same unto Transferee, its successors or assigns, forever, and Transferor does hereby convenant and agree that it will from time to time, if requested by Transferee, its successors and assigns, do, execute, acknowledge and deliver, or will cause to be done executed and delivered to Transferee or its successors or assigns, such and all further acts, transfers, assignments, deeds, powers and assurances of title, and additional papers and instruments, and or cause to be done all acts or things as often as may be proper or necessary for better assuring, conveying, transferring and assigning all of the property hereby conveyed, transferred or assigned, and effectively to carry out the intent hereof, and to vest the entire right, title and interest of Transferor in and to all of the said property, and Transferor will warrant and defend the same to Transferee, its successors and assigns, forever against all claims or demands whatsoever.

     IN WITNESS WHEREOF, Transferor and Transferee have caused this instrument to be executed by their duly authorized officers as of the ___ day of November, 2003.

                                       TRANSFEROR:
                                       PIONEER FINANCIAL INDUSTRIES, INC.


                                       /s/ William D. Sullivan
                                       -----------------------------------
                                       William D. Sullivan, President


                                       TRANSFEREE:
                                       PIONEER FINANCIAL SERVICES, INC.


                                       /s/ Thomas H. Holcom
                                       -----------------------------------
                                       Thomas H. Holcom, President